                                                                  EXHIBIT 10.1
                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT

         Amendment No. 1 to CREDIT AGREEMENT ("Loan Agreement") dated as of January 21, 2004, among BIOCREST MANUFACTURING, L.P., a Delaware limited partnership having its principal office at 1834 State Highway 71 West, Cedar Creek, Texas 78612 ("Customer"), STRATAGENE CORPORATION, a Delaware corporation (formerly known as Stratagene Holding Corporation), having its principal office at 11011 North Torrey Pines Road, La Jolla, California 92037 ("Stratagene"), BIOCREST HOLDINGS, L.L.C., a Delaware limited liability company, having its principal office at 5320 Pine Meadow Road, Wilson, Wyoming 83014 ("BH LLC"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, 17th Floor, Chicago, IL 60601 ("MLBFS").

         WHEREAS, Customer, Stratagene and BH LLC have requested that Section 7.3(k) of the Loan Agreement be amended and MLBFS has consented thereto,

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein.

         2. Amendments to Loan Agreement.

            Effective as of January 21, 2004, Section 7.3(k) of the Loan Agreement is hereby amended in its entirety to read as follows:

            (k) Minimum Net Worth. Stratagene will have a Net Worth (i) as of the end of its fiscal quarter ending June 30, 2004, greater than $40,000,000, (ii) as of the end of its fiscal quarter ending September 30, 2004, greater than an amount equal to the sum of (x) an amount equal to 95% of Stratagene's Net Worth as of the end of its fiscal quarter ending June 30, 2004 and (y) 75% of its net income for the quarter ending September 30, 2004 and (iii) as of the end of its fiscal quarter ending December 31, 2004 and each fiscal quarter thereafter, of not less than an amount equal to the sum of the Net Worth Stratagene was required to have for the fiscal quarter immediately preceding the date of determination, plus 75% of its net income for the fiscal quarter ending on the date of determination. The Net Worth requirement set forth in this covenant shall be determined based on the fiscal quarter and year end results reported in the financial statements furnished to MLBFS pursuant to Section 7.2 hereof.


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         3. Representations and Warranties. In order to induce MLBFS to enter into this Amendment No. 1, Customer, Stratagene and BH LLC (with respect to itself only) makes the following representations and warranties to MLBFS which shall survive the execution and delivery hereof:

            (a) Each Business Credit Party is duly organized, validly existing and in good standing under the laws of its state of organization. Each Business Credit Party is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary, except for such states where the failure to so qualify or be in good standing would not have a Material Adverse Effect;

            (b) The execution and delivery of this Amendment No. 1 has been authorized by all requisite action on the part of each Business Credit Party, this Amendment No. 1 has been duly executed and delivered by it, and this Amendment No. 1 and the Loan Agreement, as amended hereby constitute its legal, valid and binding obligations enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, moratorium laws from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (c) No action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment No. 1 by Customer, Stratagene or BH LLC; and

            (d) The representations and warranties set forth in Article VII of the Loan Agreement are true and correct as of the date hereof.

         4. Waiver. MLBFS waives any Event of Default which may have occurred solely by reason of a failure to comply with the provisions of Section 7.3(k) of the Loan Agreement prior to the date hereof.

         5. Expenses. Customer shall pay all reasonable expenses, including, without limitation, reasonable legal fees, incurred by MLBFS in connection with the preparation, negotiation, execution and delivery and review of this Amendment No. 1, and all other documents and instruments executed in connection with this transaction.

         6. References to Loan Agreement. The Loan Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that after giving effect to this Amendment No. 1 all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement, as amended.

         7. Amendment No. 1. This Amendment No. 1 is limited as written and shall not be deemed (i) to be an amendment of or a consent under or waiver of any other term or condition of the Loan Agreement, or any of the other Loan Documents or (ii) to prejudice any right or rights which MLBFS now has or may have in the future under or in connection with the Loan Agreement or the other Loan Documents except as expressly waived hereby.


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         8. Security Documents. It is agreed and confirmed that after giving effect to this Amendment No. 1 that each Loan Document remains in full force and effect.

         9. Governing Law. This Amendment No. 1, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of Illinois.

         10. Counterparts. This Amendment No. 1 may be executed by one or more of the parties to this Amendment No. 1 on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


        [REMAINDER OF PAGE INTENTIONALLY BLANK, SIGNATURES ON NEXT PAGE]


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
         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 this 26th day of May, 2004.

                                       MERRILL LYNCH BUSINESS
                                       FINANCIAL SERVICES INC.

                                       By:               /s/ PATRICK LUCAS
                                          --------------------------------------
                                           Name:  PATRICK LUCAS
                                           Title:  Vice President

                                       BIOCREST MANUFACTURING, L.P.

                                       By:      BioCrest Management, L.L.C.
                                       Its:     General Partner


                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Member

                                       STRATAGENE CORPORATION


                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Chief Executive Officer

                                       BIOCREST HOLDINGS, L.L.C.


                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Manager

                                       The undersigned consent to the foregoing and acknowledge that the Loan Documents to which they are a party remain in full force and effect.

                                       STRATAGENE CALIFORNIA

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Chief Executive Officer


                                       4
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                                       SHC ACQUISITION SUB, INC.

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Chief Executive Officer

                                       BIOCREST CORPORATION

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Chief Executive Officer

                                       BIOCREST MANAGEMENT, L.L.C.

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Manager


                                       BIOCREST LIMITED, L.L.C.

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Manager

                                       PHENOGENEX, L.L.C.

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Manager

                                       BIOCREST SALES, L.P.

                                       By:      BIOCREST MANAGEMENT, L.L.C.
                                       Its:     General Partner

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                           Name:  JOSEPH A. SORGE, M.D.
                                           Title:  Sole Manager

                                       By:          /s/ JOSEPH A. SORGE, M.D.
                                          --------------------------------------
                                             Joseph A. Sorge, M.D., in his
                                             individual capacity


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